JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
July 16, 2007
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707
Re:	Agreement Amending Merger Agreement Among JAG Media Holdings, Inc. (“JAG Media”), Cryptometrics Acquisition, Inc. (“Cryptometrics Acquisition”), Cryptometrics, Inc. (“Cryptometrics”), Robert Barra, Michael Vitale, Karlen & Stolzar, Thomas J. Mazzarisi and Stephen J. Schoepfer (collectively, the “Parties”) dated as of January 24, 2007, as Further Amended by those Certain Agreements Among the Parties dated as of February 26, 2007, April 2, 2007, April 20, 2007, May 11, 2007, May 18, 2007 and June 15, 2007 (“Merger Agreement Amendment”)
Gentlemen:
This will confirm our understanding regarding the following changes to the Merger Agreement Amendment, which have been authorized by the directors of JAG Media, Cryptometrics Acquisition and Cryptometrics:
1.     The Closing Date set forth in the first sentence of paragraph 8 of the Merger Agreement Amendment is hereby changed to August 16, 2007.
2.     The Automatic Termination Date of July 16, 2007 set forth in the first sentence of paragraph 9 of the Merger Agreement Amendment is hereby changed to August 16, 2007.
All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement Amendment. Except as otherwise set forth in this agreement, the Merger Agreement Amendment and the Merger Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
[SIGNATURES APPEAR ON NEXT PAGE]

Cryptometrics, Inc.
July 16, 2007
Page -2-

Sincerely yours, JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman & CEO
	Date:	July 16, 2007

AGREED AND ACCEPTED: CRYPTOMETRICS, INC.
By:	/s/ Robert Barra
	Name:	Robert Barra
	Title:	Co-CEO
	Date:	July 16, 2007

/s/ Robert Barra
Robert Barra
Dated: July 16, 2007

/s/ Michael Vitale
Michael Vitale
Dated: July 16, 2007

AGREED AND ACCEPTED: CRYPTOMETRICS ACQUISITION, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	President
	Date:	July 16, 2007

The undersigned is signing this agreement solely in its capacity as “Escrow Agent” pursuant to the provisions of paragraph 10 of the Merger Agreement Amendment

KARLEN & STOLZAR, LLP
By:	/s/ Michael I. Stolzar
	Name:	Michael I. Stolzar
	Title:	Partner
	Date:	July 16, 2007

The undersigned are signing this agreement only with respect to their obligations set forth in paragraph 12 of the Merger Agreement Amendment

/s/ Thomas J. Mazzarisi
Thomas J. Mazzarisi
Dated: July 16, 2007

/s/ Stephen J. Schoepfer
Stephen J. Schoepfer
Dated: July 16, 2007